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                                                                    EXHIBIT 10.8

Recording Requested By                                    INDEXING INSTRUCTIONS:
And When Recorded Mail To:                                To the Chancery Clerk
                                                          of Lee County, MS

Daniel P. Greenstein, Esq.
Otterbourg, Steindler, Houston & Rosen, P.C.
230 Park Avenue
New York, New York 10169
REF: File #06758.1065
Telephone Number: (212) 661-9100 x762

                                        [THIS SPACE RESERVED FOR RECORDER'S USE]

           DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND
                    LEASES AND FIXTURE FILING (MISSISSIPPI)
                                   by and from

                             HANCOCK FABRICS, INC.,
                                    "GRANTOR"

                                       to

                                DONALD G. OGDEN,

                                    "TRUSTEE"

                               for the benefit of

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           AS AGENT, IN SUCH CAPACITY

                                 "SECURED PARTY"

           executed on June 27, 2005 but effective as of June 29, 2005
                             (the "Effective Date")

THIS DEED OF TRUST IS PRESENTED FOR RECORDING IN LEE COUNTY, MISSISSIPPI. THE SECURED PARTY DESIRES THIS FIXTURE FILING TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN.

NOTE TO CLERK. This Deed of Trust secures any and all present and future obligations of the Borrowers (including Grantor) under the Loan Agreement in the aggregate principal amount of $110,000,000 executed and delivered outside the State of Mississippi, which is due and payable on that date which is five (5) years after the Effective Date hereof (unless sooner terminated pursuant to the terms of the Loan Agreement) (the "Termination Date").

THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (as the same may from time to time be extended, spread, split, consolidated, modified, restated and renewed, this "DEED OF TRUST")

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executed on June 27, 2005 but effective as of June 29, 2005 by HANCOCK FABRICS,
INC., a Delaware corporation, having its principal office located at One Fashion Way, Baldwyn, Mississippi 38824 ("GRANTOR"), to DONALD G. OGDEN, having his principal office at 1675 Lakeland Drive, Jackson, Mississippi 39216 in his capacity as Trustee for the benefit of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Agent (together with any successor agent appointed in accordance with the Loan Agreement (as hereinafter defined), "AGENT") for the Lenders (as hereinafter defined) having an address at Heritage Square II, Suite 1050, 5001 LBJ Freeway, Dallas, Texas 75244 (Agent, together with its successors and assigns, "SECURED PARTY").

                              W I T N E S S E T H:

WHEREAS, Grantor and certain of its affiliates ("BORROWERS") and Guarantors (as named in the Loan Agreement) have entered into that certain Loan and Security Agreement, dated as of the Effective Date (such Loan and Security Agreement, as it may be amended, modified, supplemented or amended and restated from time to time, being the "LOAN AGREEMENT", a copy of which may be examined at reasonable times at the office of Agent by persons who do or will hold an interest in the Land (as hereinafter defined) or the Improvements (as hereinafter defined)), with the Lenders (as defined therein) named therein, Wachovia Bank, National Association as the issuer (in such capacity, the "ISSUING BANK") of certain Letters of Credit (as defined therein) (such Lenders, the Issuing Bank and any other Secured Parties that may now or hereafter be identified as Secured Parties under the Loan Agreement being collectively the "LENDERS" and individually a "LENDER"), Agent and Wachovia Capital Markets, LLC, as the sole lead arranger and sole bookrunner; and

WHEREAS, pursuant to the Loan Agreement and subject to the terms and conditions therein set forth, the Lenders have agreed to make Revolving Loans and to issue certain Letters of Credit (as each such term is defined in the Loan Agreement) from time to time from the date hereof until the Termination Date in the aggregate amount not to exceed at any time $110,000,000, excluding advances made to protect the lien of this Deed of Trust; and

WHEREAS, Borrowers (including Grantor) have agreed that, as a condition precedent to the making of the Revolving Loans and the issuance of the Letters of Credit, Grantor will further secure such indebtedness by the execution and delivery of this Deed of Trust; and

WHEREAS, it has been agreed that the payment and performance of the Secured Obligations (as hereinafter defined) shall be secured by a deed of trust, assignment of rents, security agreement, fixture filing and financing statement, as applicable, with respect to certain property as hereinafter identified;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure the punctual payment by Grantor when due, whether at stated maturity, by acceleration or otherwise, of the Secured Obligations and the performance and observance of all other covenants, obligations and liabilities of Grantor under this Deed of Trust, as the same may be extended, modified or renewed or repledged, Grantor does hereby grant, bargain, sell, warrant, convey,

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alien, remise, release, assign, transfer, set over, deliver, confirm and convey unto the Trustee, as trustee for the benefit of Secured Party, upon the terms and conditions of this Deed of Trust, with power of sale and right of entry as provided hereinbelow, each and all of the real properties described in the Granting Clauses herein (which, together with all other property located therein or described in the Granting Clauses herein, is hereinafter collectively called the "TRUST PROPERTY").

                                GRANTING CLAUSES

All the estate, right, title and interest of Grantor in, to and under, or derived from, its interest in the plots, pieces and parcels of land more particularly described in Exhibit A hereto (the "LAND");

TOGETHER with the interests in the tenements, hereditaments, appurtenances and all the estates and rights of Grantor in and to the Land;

TOGETHER with all of its interest in the buildings and improvements now or hereafter located on the Land (hereinafter collectively referred to as the "IMPROVEMENTS") and all of its right, title and interest, if any, of Grantor in and to the streets, roads, sidewalks and alleys abutting the Land, and strips and gores within or adjoining the Land, the air space and right to use said air space above the Land and any transferable development or similar rights appurtenant thereto, all rights of ingress and egress by motor vehicles to parking facilities on or within the Land, all easements now or hereafter affecting the Land, royalties and all rights appertaining to the use and enjoyment of the Land, including alley, drainage, mineral, water, oil and gas rights;

TOGETHER with all furniture, fixtures, equipment and other tangible property, and all appurtenances and additions thereto and substitutions or replacements thereof owned by Grantor and now or hereafter attached to the Premises (as hereinafter defined) (hereinafter collectively referred to as the "FIXTURES");

TOGETHER with all property, tangible and intangible, and all additions thereto and substitutions or replacements thereof owned by Grantor and now or hereinafter contained in, or used in connection with the Premises or placed on or in any part thereof though not attached thereto, to the extent the same constitutes real property in the state in which the Trust Property is located (all of the foregoing, including the items hereinafter enumerated, collectively referred to as the "EQUIPMENT"), including all removable window and floor coverings, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator plants, cooking facilities, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures and articles of personal property now or hereafter attached to or used in or about the premises which are or may be used in or related to the planning, development, financing, or operation thereof (the Land, together with the Improvements and the Equipment, are hereinafter collectively referred to as the "PREMISES");

TOGETHER with all leases, subleases, lettings and licenses of, and all other contracts, bonds and agreements affecting the Premises or any part thereof now or hereafter entered into, and all amendments, modifications, supplements, additions, extensions and renewals thereof (all of the

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foregoing hereinafter collectively referred to as the "LEASES"), and all right, title and interest of Grantor thereunder, including cash and securities deposited thereunder (as down payments, security deposits or otherwise), the right to receive and collect the rents, security deposits, income, fees, proceeds, earnings, royalties, revenues, issues and profits payable thereunder and the rights to enforce, whether at law or in equity or by any other means, all provisions and options thereof or thereunder (all of the foregoing hereinafter collectively referred to as the "RENTS") and the right to apply the same to the payment and performance of the Secured Obligations;

TOGETHER with all rights (including, without limitation, trade marks, trade names and symbols), dividends and/or claims of any kind whatsoever arising from or used in connection with the Premises (including damage, secured, unsecured, lien, priority and administration claims); together with the right to take any action or file any papers or process in any court of competent jurisdiction, which may in the opinion of Secured Party be necessary to preserve, protect, or enforce such rights or claims, including the filing of any proof of claim in any insolvency proceeding under any state, Federal or other laws and any rights, claims or awards accruing to or to be paid to Grantor in its capacity as landlord under any Lease (all of the foregoing hereinafter collectively referred to as "RIGHTS AND CLAIMS");

TOGETHER with all other agreements, rights, written materials and intangible personal property (whether now or in the future existing) arising in connection with, derived from or otherwise relating to the Trust Property or any portion thereof or the ownership, development, construction, use, management, operation, occupancy, lease, sale or financing of the Trust Property or any portion thereof, including: (i) permits, approvals, consents and other authorizations;
(ii) improvement plans and specifications and architectural drawings; (iii) agreements with contractors, subcontractors and suppliers; (iv) warranties and guaranties and (v) escrow proceeds, reserves, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings and leases (all of the foregoing hereinafter collectively referred to as "AGREEMENTS AND INTANGIBLES");

TOGETHER with all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Grantor and relating to the Premises and all proceeds of the conversion, voluntary or involuntary, of the Premises into cash or liquidated claims, including proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Premises by any governmental or other lawful authorities for the taking by eminent domain, condemnation or otherwise, of all or any part of the Premises or any easement therein, including awards for any change of grade of streets (collectively, "AWARDS"); and

TOGETHER with all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, any of the foregoing hereafter acquired by, or released to, Grantor or constructed, assembled or placed by Grantor on the Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assemblage, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Grantor, all of which shall become subject to the lien of this Deed of

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Trust as fully and completely, and with the same effect, as though now owned by
Grantor and specifically described herein,

      GRANTOR HEREBY GRANTS TO TRUSTEE, AS TRUSTEE FOR THE BENEFIT OF THE SECURED PARTY, ITS SUCCESSOR AND/OR ASSIGNS, a security interest in all fixtures, rights in action and personal property described herein. This Deed of Trust is a self-operative security agreement with respect to such property, even though Grantor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Secured Party may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property.

      Without the necessity of any further act of Grantor or Trustee or Secured Party, the lien of and security interest created by this Deed of Trust automatically will extend to and include (i) any and all renewals, replacements, substitutions, accessions, proceeds, products, additions or after-acquired property for or to the Trust Property, and (ii) any and all monies, proceeds and other property that from time to time, either by delivery to Grantor or by any instrument (including this Deed of Trust), may be subjected to such lien and security interest by Grantor or by anyone on behalf of Grantor, or with the consent of Grantor, or which otherwise may come into the possession or otherwise be subjected to the control of Trustee or Secured Party or Grantor pursuant to this Deed of Trust or any associated financing agreement.

The Property and all of the foregoing items are collectively referred to as either the "Property" or the "Trust Property".

TO HAVE AND TO HOLD the Trust Property unto Secured Party and its successors and assigns, forever.

                                   ARTICLE I

                               Certain Definitions

            SECTION 1.01. Certain Definitions. Capitalized terms used herein and not defined herein shall have the meanings given them in the Loan Agreement. As used herein, the following terms shall have the meanings set forth opposite them below:

            "ACTION" has the meaning set forth in Section 8.10.

            "AGENCY DOCUMENTS" has the meaning set forth in Section 8.13.

            "AGENT" has the meaning set forth in the Preamble.

            "AGREEMENTS AND INTANGIBLES" has the meaning set forth in the Granting Clauses.

            "AWARDS" has the meaning set forth in the Granting Clauses..

            "BORROWERS" has the meaning set forth in the Recitals.

            "DEED OF TRUST" has the meaning set forth in the Preamble.

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            "DEFAULT RATE" has the meaning set forth in Section 3.04.

            "EFFECTIVE DATE" has the meaning set forth in the Recitals.

            "EQUIPMENT" has the meaning set forth in the Granting Clauses.

            "FIXTURES" has the meaning set forth in the Granting Clauses.

            "GRANTOR" has the meaning set forth in the Preamble.

            "IMPOSITIONS" has the meaning set forth in Section 3.06.

            "IMPROVEMENTS" has the meaning set forth in the Granting Clauses.

            "ISSUING BANK" has the meaning set forth in the Recitals.

            "LAND" has the meaning set forth in the Granting Clauses.

            "LENDER" has the meaning set forth in the Recitals.

            "LEASES" has the meaning set forth in the Granting Clauses.

            "LOAN AGREEMENT" has the meaning set forth in the Recitals.

            "MAXIMUM AMOUNT" has the meaning set forth in Section 2.02.

            "NOTICE" has the meaning set forth in Section 8.03.

            "PERMITTED LIENS AND CLAIMS" will mean those matters that are Encumbrances pursuant to paragraph 9.8 of the Loan Agreement.

            "PREMISES" has the meaning set forth in the Granting Clauses.

            "RENTS" has the meaning set forth in the Granting Clauses.

            "RIGHTS AND CLAIMS" has the meaning set forth in the Granting
Clauses.

            "SECURED OBLIGATIONS" has the meaning set forth in Section 2.01.

            "SECURED PARTY" has the meaning set forth in the Preamble.

            "TERMINATION DATE" has the meaning set forth in the Recitals.

            "TRUST PROPERTY" has the meaning set forth in the Recitals.

            "UCC" has the meaning set forth in Section 6.02.

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                                   ARTICLE II

                      Obligations Secured; Future Advances

            SECTION 2.01. Obligations Secured This Deed of Trust is given for the purpose of securing any and all present and future obligations of the Grantor under the Loan Agreement and the other Financing Agreements, including, without limitation, the Grantor's obligation under the Loan Agreement to pay the Secured Obligations, which include, but not limited to the payment of all obligations of every kind and character now or hereafter existing, whether matured or unmatured, contingent or liquidated of Borrowers under the Loan Agreement and the other Financing Agreements, including, without limitation, the sum of all (a) principal, interest and other amounts owing under or evidenced or secured by the Financing Agreements, (b) principal, interest, future or additional advances and other amounts which may hereafter be loaned by Secured Party or the other Secured Parties under or in connection with the Loan Agreement or any of the other Financing Agreements for any purpose, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, (c) obligations, indebtedness and liabilities of any nature now or hereafter existing under or arising in connection with the Letters of Credit and reimbursement obligations in respect thereof, together with interest and other amounts payable with respect thereto, and all other indebtedness, obligations, extensions of credit and other liabilities now or hereafter existing of any kind of Grantor to Secured Party or any of the other Secured Parties under documents which recite that they are intended to be secured by this Deed of Trust and (d) the other Obligations (as such term is defined in the Loan Agreement). The Loan Agreement contains a revolving credit facility which permits Borrowers (including Grantor) to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow amounts previously paid to the Lenders, all upon satisfaction of certain conditions stated in the Loan Agreement. This Deed of Trust secures, among other things, all advances and readvances under the revolving credit feature of the Loan Agreement. All of the obligations described in this Section are collectively referred to as the "SECURED OBLIGATIONS".

            SECTION 2.02. Future Advances; Maximum Principal Amount; Limitation on Secured Party's Recovery. It is agreed that this Deed of Trust shall also secure such future or additional advances as may be made by Secured Party or any of the other Secured Parties at its/their option to Borrowers for any purpose, provided that all such advances are to be made within 20 years from the date of this Deed of Trust, and provided further that the total amount of Secured Obligations secured by this Deed of Trust may decrease or increase from time to time, but the total unpaid Secured Obligations secured by this Deed of Trust at any one time shall not exceed the maximum principal amount of $110,000,000 (the "SECURED AMOUNT"), plus interest, and any disbursements made for the payment of taxes, levies or insurance on the Trust Property with interest on such disbursements.

            SECTION 2.03. Reserved

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                                  ARTICLE III

              Representations, Warranties and Covenants of Grantor

            SECTION 3.01. Payment of Secured Obligations. Grantor shall punctually pay when due, and timely perform, the Secured Obligations, and will perform and observe all of its obligations under the Financing Agreements.

            SECTION 3.02. Warranty of Title. Grantor warrants that (a) it has good and marketable title to the Trust Property subject only to the Permitted Liens and Claims; (b) the Permitted Liens and Claims do not and are not reasonably expected to materially adversely affect the use or operation of the Premises for their present uses, or the value of the Premises on the date hereof; (c) Grantor has and will continue to have full power and lawful authority to encumber and convey the Trust Property as provided herein, subject only to Permitted Liens and Claims; and (d) this Deed of Trust is and will continue to remain a valid and enforceable first Deed of Trust lien on and security interest in the Trust Property, subject only to Permitted Liens and Claims. Grantor further covenants that it will preserve such title and will forever warrant and defend the title to the Trust Property unto Secured Party against all lawful claims whatsoever and will forever warrant and defend the validity, enforceability and priority of the lien of this Deed of Trust against the claims of all Persons whomsoever.

            SECTION 3.03. Use. Grantor will use the Premises for substantially the same use as in effect as of the date hereof and for no other use unless consented to in writing by Secured Party.

            SECTION 3.04. Insurance.

            (a) Coverage. Grantor shall maintain (i) property insurance insuring the Improvements now or hereafter constituting a part of the Trust Property against damage by fire and the other hazards covered by a standard all-risk, extended coverage insurance policy for one hundred percent (100%) of the "Full Replacement Cost" thereof (which, unless Secured Party shall otherwise agree in writing, shall mean the full repair and replacement value thereof without reduction for depreciation or co-insurance), (ii) business interruption or rental insurance in an amount adequate to cover continuing expenses during any period of repairs or restoration which amount shall at least be equal to twelve months' anticipated gross income from the Premises, and (iii) Commercial General Liability Insurance in respect of the operation of the Trust Property as required by the Financing Agreements. In addition, Secured Party may upon instruction of the Required Lenders require Grantor to carry such other insurance on the Trust Property in such amounts as may from time to time reasonably be required by Secured Party, against insurable casualties including, without limitation, the following types of insurance: flood (including surface waters) if the Trust Property is located in an area identified by the Secretary of Housing and Urban Development or any other official having jurisdiction as having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 (as the foregoing may be modified or amended and any successor acts thereto), in an amount at least equal to the full repair and replacement value of the Trust Property or the maximum limit of coverage available under such Act in respect of the Improvements, whichever is less; automobile; Builder's Risk; sinkhole;

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earthquake; boiler and machinery; all in amounts adequate to cover repair and replacement expenses; and contingent liability in connection with any loss arising from the fact that any Improvement is deemed to be non-conforming property, which at the time are commonly insured against in the case of properties similarly situated, due regard being given to the site and the type of the building, and the construction, location, utilities and occupancy or any replacements or substitutions therefor.

            (b) Policy Requirements. All liability insurance policies required pursuant to Section 3.04(a) shall name Secured Party as an additional insured thereunder, and all other insurance policies required pursuant to Section 3.04(a), to the extent reasonably possible, or otherwise maintained by Grantor shall name Secured Party as the Secured Party under New York long form non-contributory endorsements. All such insurance policies and endorsements shall be fully paid or paid pursuant to an installment program offered to Grantor by the insurer or its broker/agent, provided that the installments are paid on or before the due date thereof so that all required insurance coverage is maintained without interruption. All insurance policies required to be maintained by Grantor shall contain such provisions and expiration dates, and be in such form and issued by such insurance companies qualified and licensed to do business in the jurisdiction in which the Trust Property is located, as may be reasonably acceptable to Secured Party. All insurance companies issuing insurance for the Trust Property on behalf of Grantor shall have a Best Insurance Guide Rating of A/XI (or its equivalent in the worldwide market) or better. Any coverage required to be maintained pursuant to this Section 3.04 may be maintained under a blanket insurance policy provided that (i) the limits of coverage applicable to each building are not less than the respective amounts specified in Section 3.04(a), and (ii) such policy otherwise satisfies the requirements of this Section 3.04. Each policy required to be maintained by Grantor shall provide that such policy may not be cancelled or materially changed except upon not less than thirty (30) days' prior written notice to Secured Party of the intention of non-renewal, cancellation or material change and that no act or thing done by Grantor shall invalidate the policy as against Secured Party. In the event Grantor fails to maintain insurance in compliance with this Section 3.04 or, in the event that a notice of non-renewal, cancellation or material change is given to Secured Party, as aforesaid, and within ten (10) days after the delivery of such notice Grantor shall fail to deliver to Secured Party evidence of the purchase of a substitute policy of insurance or a renewal of the existing policy of insurance, Secured Party may, after ten (10) days' notice to Grantor (or, if the policy in question shall sooner expire or be terminated, on or after the day before the date of such expiration or termination) but shall not be obligated to, obtain such insurance and pay the premium therefor and Grantor shall, on demand, reimburse Secured Party for all sums, advances and reasonable expenses incurred in connection therewith, together with interest thereon at the rate of interest applicable under the Loan Agreement upon the occurrence of an Event of Default (the "DEFAULT RATE") from the date such amounts are advanced until the same are paid to Secured Party.

            (c) No Separate Insurance. Grantor shall not carry separate or additional insurance concurrent in form or contributing, in the event of loss, with that required hereunder unless endorsed in favor of Secured Party as loss payee or additional insured, as applicable, and otherwise acceptable to Secured Party in all respects.

            (d) Transfer of Title. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the

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Secured Obligations, all right, title and interest of Grantor in and to all policies of insurance required under this Section 3.04 or otherwise then in force with respect to the Premises and all proceeds payable thereunder and unearned premiums thereon shall immediately vest in the purchaser or other transferee of the Premises.

            (e) Delivery of Policies. Grantor covenants that it has delivered to Secured Party, and shall, from time to time as may be requested by Secured Party, deliver to Secured Party, the policies of insurance (or, if such policies are not yet available, unconditional binders to issue the same), or certificates thereof, that may be requested by Secured Party to confirm that the insurance required under the terms of the Financing Agreements is in place and in full force and effect.

            SECTION 3.05. Liens and Liabilities.

            (a) Discharge of Liens. Grantor will pay, bond or otherwise discharge, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Premises.

            (b) Creation of Liens. Grantor will not, without Secured Party's consent, create, place or permit to be created or placed or allow to remain, and shall discharge and release within 10 days after the placing thereof, any deed of trust, trust deed, voluntary or involuntary lien, security interest or other encumbrance against or covering the Premises, other than Permitted Liens and Claims, whether or not subordinate hereto.

            (c) No Consent. Nothing in this Deed of Trust shall be deemed or construed in any way as constituting the consent or request by Secured Party, express or implied, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration or repair of the Premises. Grantor further agrees that Secured Party does not stand in any fiduciary relationship to Grantor.

            SECTION 3.06. Taxes and Other Charges.

            (a) Taxes on the Premises. Grantor will promptly pay when due prior to delinquency and before any penalty or interest may be added thereto, all taxes, assessments, vault, water and sewer rents, rates, charges and assessments, levies, permits, inspection and license fees and other governmental and quasi-governmental charges and any penalties or interest for non-payment thereof, heretofore or hereafter imposed which may become a lien upon the Trust Property ("IMPOSITIONS"). Grantor will also pay any penalty, interest or cost for non-payment of Impositions which may become due and payable.

            (b) Increased Costs. In the event of the enactment after the date hereof of any law deducting from the value of the Trust Property for the purpose of taxation any lien or security interest thereon, or changing in any way the laws for the taxation of mortgages, deeds of trust or other liens or debts secured thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust, the Secured Obligations, Secured Party or the holders of the Secured

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Obligations, then, and in such event, Grantor shall, on demand, pay to Secured
Party or such holder, or reimburse Secured Party or such holder for payment of, all taxes, assessments, charges or liens for which Secured Party or such holder is or may be liable as a result thereof, provided that if any such payment or reimbursement shall be unlawful or would constitute usury or render the Secured Obligations wholly or partially usurious under applicable law, then Secured Party may, at its option, declare the Secured Obligations immediately due and payable or require Grantor to pay or reimburse Secured Party for payment of the lawful and non-usurious portion thereof.

            SECTION 3.07. Damage and Destruction.

            (a) Grantor's Obligations. In the event of any damage to or loss or destruction of the Premises, Grantor shall (i) promptly notify Secured Party of such event, if such event would give rise to a claim under the insurance policies required to be maintained by Grantor pursuant to Section 3.04, (ii) take such steps as shall be necessary to preserve any undamaged portion of the Premises and (iii) except as otherwise instructed by Secured Party or as otherwise provided in Section 3.07(d) below, regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose or shall be otherwise applied by Secured Party as provided herein, promptly commence and diligently pursue to completion the restoration, replacement and rebuilding of the Premises to the condition of the Premises affected thereby immediately prior to such damage, loss or destruction.

            (b) Secured Party's Rights; Application of Proceeds. In the event that any portion of the Premises is so damaged, destroyed or lost, and such damage, destruction or loss is covered, in whole or in part, by insurance required by Section 3.04, then (i) Secured Party may, but shall not be obligated to, make proof of loss if not made promptly by Grantor and is hereby authorized and empowered by Grantor to settle, adjust or compromise any claims for damage, destruction or loss thereunder, (ii) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Secured Party, and
(iii) Secured Party shall have the right to apply the insurance proceeds, first, to reimburse Secured Party and the holders of the Secured Obligations for all costs and expenses, including adjustors' and attorneys' fees and disbursements, incurred in connection with the collection of such proceeds, and, second, the remainder of such proceeds shall be applied, at Secured Party's option, in accordance with the instructions of the Required Lenders, in payment (without premium or penalty) of all or any part of the Secured Obligations, in the order and manner determined by Secured Party (provided that to the extent that any portion of the Secured Obligations shall remain outstanding after such application, such unpaid portion of the Secured Obligations shall continue in full force and effect and Grantor shall not be excused from the payment thereof), or to the cure of any then current default hereunder, or to the restoration, replacement or rebuilding, in whole or in part, of the portion of the Premises so damaged, destroyed or lost, provided that any insurance proceeds held by Secured Party to be applied to the restoration, replacement or rebuilding of the Premises shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Grantor with such provisions and requirements as may reasonably be imposed by Secured Party. In the event that Grantor shall have received or possess all or any portion of the insurance proceeds, Grantor, upon demand from Secured Party, shall pay to Secured Party an amount equal to the amount so received by Grantor, to be applied as Secured Party shall have the right pursuant to this Section 3.07(b). Notwithstanding anything herein or at law or in equity to the contrary, no insurance proceeds or payments in lieu thereof paid to Secured Party shall be deemed trust funds, and Secured Party shall be entitled to dispose of such proceeds as provided in this Section 3.07.

            (c) Reserved.

            (d) Reserved.

            (e) Effect on the Secured Obligations. Notwithstanding any loss, damage or destruction referred to in this Section 3.07, Grantor shall continue to pay and perform the Secured Obligations as provided herein. Any reduction in the Secured Obligations resulting from such application shall be deemed to take effect only on the date of receipt by Secured Party of such insurance proceeds and application against the Secured Obligations, provided that if prior to the receipt by Secured Party of such insurance proceeds the Trust Property shall have been sold on foreclosure of this Deed of Trust, or shall have been transferred by deed in lieu of foreclosure of this Deed of Trust, Secured Party shall have the right to receive the same to the extent of any deficiency found to be due upon such sale, with legal interest thereon together with attorneys' fees and disbursements incurred by Secured Party in connection with the collection thereof.

            SECTION 3.08. Condemnation.(a) Grantor's Obligations; Proceedings. Grantor, promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Premises, or of any right of eminent domain which would materially adversely affect the use and operation of the Premises as required hereunder, will notify Secured Party of the threat or pendency thereof. If an Event of Default shall have occurred and be continuing, Trustee or Secured Party may participate in any such proceedings, and Grantor from time to time will execute and deliver to Trustee or Secured Party all instruments requested by Trustee or Secured Party or as may be required to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and, if an Event of Default shall have occurred and be continuing, (i) shall deliver to Trustee or Secured Party copies of all papers served in connection therewith and shall consult and cooperate with Trustee or Secured Party, its attorneys and agents, in the carrying on and defense of any such proceedings and (ii) shall not settle any such proceeding without Trustee or Secured Party's consent.

            (b) Secured Party's Rights; Application of Awards. Secured Party shall have the right to apply any Awards first, to reimburse Trustee or Secured Party and the holders of the Secured Obligations for all costs and expenses, including appraiser and attorneys' fees and disbursements, incurred in connection with the collection of such proceeds, and, second, the remainder of such Awards shall be applied, at Secured Party's option, in accordance with the instructions of the Required Lenders, in payment (without premium or penalty) of all or any part of the Secured Obligations, in the order and manner determined by Secured Party (provided that to the extent that any portion of the Secured Obligations shall remain outstanding after such application, such unpaid portion of the Secured Obligations shall continue in full force and effect and Grantor shall not be excused from the payment thereof), or to the cure of any then current default hereunder, or to the restoration, replacement or rebuilding, in whole or in part, of the portion of the Premises so taken or condemned provided that any Awards held by Secured Party to be applied to the restoration, replacement or rebuilding of the Premises shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Grantor with such provisions and requirements as may reasonably be imposed by Secured Party. In the event that Grantor shall have received all or any portion of such Awards, Grantor, upon demand from Secured Party, shall pay to Secured Party an amount equal to the amount so received by Grantor, to be applied as Secured Party shall have the right pursuant to this Section 3.08(b). Notwithstanding anything herein or at law or in equity to the contrary, none of the Awards paid to Secured Party under this Section 3.08 shall be deemed trust funds and Secured Party shall be entitled to dispose of the same as provided in this Section 3.08.

            (c) Reserved.

            (d) Reserved.

            (e) Effect on the Secured Obligations. Notwithstanding any condemnation, taking or other proceeding referred to in this Section 3.08, Grantor shall continue to pay and perform the Secured Obligations as provided herein. Any reduction in the Secured Obligations resulting from such application shall be deemed to take effect only on the date of receipt by Secured Party of such Awards and application against the Secured Obligations, provided that if prior to the receipt by Secured Party of such Awards the Trust Property shall have been sold on foreclosure of this Deed of Trust, or shall have been transferred by deed in lieu of foreclosure of this Deed of Trust, Secured Party shall have the right to receive the same to the extent of any deficiency found to be due upon such sale, with legal interest thereon together with attorneys' fees and disbursements incurred by Secured Party in connection with the collection thereof.

            SECTION 3.09. Notice Limiting Amount. Grantor covenants that it will not, without the prior written consent of Secured Party, file of record any notice limiting the maximum principal amount secured by this Deed of Trust.

            SECTION 3.10. Permits. Grantor has and will maintain in full force and effect all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation, use and occupancy of the Premises in a commercially reasonable manner, and the conduct of Grantor's business at the Premises and, promptly upon request by Secured Party, Grantor shall deliver to Secured Party copies of all of the same.

            SECTION 3.11. Further Assurances. Grantor shall:

            (a) at Grantor's sole cost and expense and at the request of Secured Party, (i) promptly correct any defect or error which may be discovered in the contents of this Deed of Trust or in its execution, acknowledgment or recordation and (ii) promptly do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, notices of assignment, transfers, certificates, assurances and other instruments that may be necessary or desirable or that Secured Party may reasonably request from time to time in order to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created any of Grantor's properties, rights or interests covered or now or hereafter intended to be covered hereby, to perfect and maintain such lien and security interest hereby created against the Trust Property or such land or property adjacent to, contiguous with or necessary or related to or used in connection with the Land, and to better assure, convey, grant, assign, transfer and confirm unto Secured Party the rights granted or now or hereafter intended to be granted to Secured Party hereunder or under any other instrument executed in connection with this Deed of Trust or which Grantor may be or become bound to convey, Deed of Trust or assign to Secured Party in order to carry out the intention or facilitate the performance of the provisions of this Deed of Trust; and

            (b) at the request of Secured Party, promptly record and re-record, file and refile and register and re-register this Deed of Trust, any financing or continuation statements and every other instrument in addition or supplemental to any thereof that shall be required by any present or future law in order to perfect and maintain the validity, effectiveness and priority of this Deed of Trust and the lien and security interest intended to be created hereby, or to subject after-acquired property of Grantor to such lien and security interest, in such manner and places and within such times as may be necessary to accomplish such purposes and to preserve and protect the rights and remedies of Secured Party. Upon any failure by Grantor to do so after request by Secured Party, Secured Party may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Secured Party the agent and attorney-in-fact of Grantor to do so, which appointment is irrevocable and coupled with an interest and will terminate upon the satisfaction of record of this Deed of Trust. Grantor will furnish to Secured Party evidence satisfactory to Secured Party of every such recording, filing or registration. Secured Party may, at Grantor's sole expense, file copies or reproductions of this instrument as financing statements at any time and from time to time at Secured Party's option without further authorization from Grantor.

            SECTION 3.12. Leases.(a) Assignment. Grantor hereby absolutely, presently and irrevocably bargains, sells, transfers, assigns and sets over to Secured Party all of its right, title and interest in and to the Leases and the Rents payable thereunder and all rights of Grantor thereunder and any and all deposits held as security under the Leases, whether before or after foreclosure or during the full period of redemption, if any, and shall, upon demand, deliver to Secured Party an executed counterpart of each Lease. The assignment of the Leases and Rents, and of the aforesaid rights with respect thereto, is intended to be and is an absolute present assignment from Grantor to Secured Party and not merely the passing of an additional security interest only. Such assignment and grant shall continue in effect until the Secured Obligations are paid, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Grantor to the entry upon and taking possession of the Premises by Secured Party pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. Until the occurrence of an Event of Default hereunder, Grantor shall have a revocable license to collect and receive the Rents and agrees to hold the same in trust. Such right of Grantor to collect and receive Rents shall be automatically revoked upon the occurrence of an Event of Default and thereafter Secured Party shall have the right and authority to exercise any of the rights or remedies referred to or set forth in Article VI. In addition, upon such an Event of Default, Grantor shall promptly pay to Secured Party (i) all rent prepayments and security or other deposits paid to Grantor pursuant to any Lease assigned hereunder and (ii) all charges for services or facilities or for escalations which were paid pursuant to any such Lease to the extent allocable to any period from and after such Event of Default. Nothing contained in this Section 3.12(a) shall be construed to bind Secured Party to the performance of any of the covenants, conditions or provisions contained in any Lease or otherwise to impose any obligation on Secured Party (including any liability under the covenant of quiet enjoyment contained in any Lease or under any applicable law in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that Secured Party shall be accountable for any money actually received pursuant to such assignment. Grantor hereby further grants to Secured Party the right to notify the tenant under any Lease of the assignment thereof and, after the occurrence of an Event of Default hereunder (i) to demand that the tenant under any Lease pay all amounts due thereunder directly to Secured Party, (ii) to enter upon and take possession of the Premises for the purpose of collecting the Rents, (iii) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof, (iv) to let the Premises, or any part thereof, and (v) to apply the Rents, after payment of all necessary charges and expenses, on account of the Secured Obligations.

            (b) Grantor's Obligation to Pay Rent. If Grantor is not required to surrender possession of the Premises hereunder in the event of any Event of Default, Grantor will pay monthly in advance to Secured Party, on its entry into possession pursuant to Article VI, or to any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of the Premises or such part thereof as may be in the possession of Grantor. Upon a default in any such payment, Grantor will vacate and surrender such possession to Secured Party or such receiver, and, in default thereof, may be evicted by summary or any other available proceedings or actions.

            SECTION 3.13. No Other Real Property. Except for the land and public street and sidewalks adjacent thereto, Grantor does not use or occupy any other material real property in connection with the operation, occupancy, and management of the Premises. The Land includes all of the interests in real property used or proposed to be used in connection with the operation of the Premises.

                                   ARTICLE IV

                          Protective Advances; Expenses

            SECTION 4.01. Protective Advances and Disbursements. Grantor agrees that, if Grantor shall default in any of its obligations hereunder, then Secured Party shall have the right in its sole discretion without notice to Grantor to advance all or any part of amounts owing or to perform any or all required actions. No such advance or performance shall be deemed to have cured such default by Grantor or any Event of Default with respect thereto. All sums advanced and all expenses incurred by Secured Party in connection with such advances or actions, and all other sums advanced or expenses incurred by Secured Party hereunder or under applicable law (whether required or optional and whether indemnified hereunder or not) shall be part of the Secured Obligations, shall bear interest at the Default Rate and shall be secured by this Deed of Trust. Grantor hereby appoints Secured Party its true and lawful attorney-in-fact to make the payments and effect the performance contemplated by the aforesaid provisions in the name and on behalf of Grantor. This appointment, being coupled with an interest and with full power of substitution, shall be irrevocable until all of the Secured Obligations shall be fully satisfied, paid and performed and Secured Party shall have no further Secured Obligations.

            SECTION 4.02. Other Expenses. Grantor will pay or, on demand, reimburse Secured Party or any holder of the Secured Obligations for the payment of any and all costs or expenses (including attorneys' fees and disbursements) incurred in connection with (a) any default or Event of Default by Grantor hereunder, (b) the exercise or enforcement by or on behalf of Secured Party or any holder of the Secured Obligations of any of its rights or of Grantor's obligations under the Financing Agreements or (c) the granting, administration, enforcement and closing of the transactions contemplated hereunder.

            SECTION 4.03. Interest After Default. If any payment due hereunder or under the other Financing Agreements is not paid in full when due, whether by acceleration or otherwise, then the same shall bear interest hereunder at the Default Rate, and such interest shall be added to and become a part of the Secured Obligations and shall be secured hereby.

                                   ARTICLE V

                             [Intentionally Omitted]

                                   ARTICLE VI

                              Defaults and Remedies

            SECTION 6.01. Events of Default. The occurrence of an "Event of Default" under the Loan Agreement shall be an Event of Default hereunder and upon acceleration of the indebtedness evidenced by the Loan Agreement, all Secured Obligations shall immediately become due and payable without further notice to Grantor.

            SECTION 6.02. Remedies. Upon the occurrence and during the continuation of any one or more Events of Default, Secured Party may, in addition to any rights or remedies available to it hereunder or under the other Financing Agreements and to the extent permitted by applicable law, take such action personally or by its agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived), as it deems necessary or advisable to protect and enforce its rights and remedies against Grantor and in and to the Trust Property, including, to the extent permitted by applicable law, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Secured Party may determine, in its sole discretion, without impairing or otherwise affecting its other rights or remedies:

            (a) institute a proceeding or proceedings, judicial or otherwise, for the complete or partial foreclosure of this Deed of Trust under any applicable provision of law; or

            (b) authorize Trustee, as Trustee for the benefit of Secured Party, to sell the Trust Property, and all estate, right, title, interest, claim and demand of Grantor therein, and all rights of redemption thereof, to the maximum extent permitted by the laws of Mississippi, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on and security interest in the remaining portion of the Trust Property; Grantor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972 as amended, if any, as far as this section restricts the right of Trustee to offer at sale more than 160 acres at a time, and Trustee may offer the Trust Property herein conveyed as a whole regardless of how it is described; if the Trust Property is situated in two or more counties, or in two judicial districts of the same county, Trustee shall have the full power to select which county or judicial district, the sale of the Trust Property is to be made and Trustee's selection shall be binding upon Grantor and Secured Party; or

            (c) institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in the Financing Agreements; or

            (d) make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Trust Property for the repayment of the Indebtedness, the appointment of a receiver of the Trust Property, and Grantor irrevocably consents to such appointment; or

            (e) to the maximum extent permitted by the laws of Mississippi, enter upon the Premises, and exclude Grantor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto and all other Trust Property, and Grantor agrees to surrender possession of the Trust Property and of such books, records and accounts to Secured Party on demand after the happening of any Event of Default; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Grantor, including, without limitation, (i) entering into such contracts and taking such other action as Secured Party deems appropriate to complete any construction on the Land, and in connection with any such action Secured Party may modify plans and specifications as Secured Party deems appropriate; (ii) making, cancelling, enforcing or modifying Leases; (iii) obtaining and evicting tenants; (iv) fixing or modifying Rents; (v) conducting the business of Grantor in its own name or in the name of Grantor; (vi) using any and all of Grantor's properties and facilities relating to the Premises; (vii) dealing with Grantor's creditors, debtors, tenants, lessees, agents, employees and other Persons having any relationship whatsoever with Grantor, and (viii) altering or amending any contracts between them, in any manner Secured Party may determine; and upon each such entry and from time to time thereafter may, at the expense of Grantor and the Trust Property, without interference by Grantor and as Secured Party may deem advisable, (x) insure or reinsure the Premises, (y) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon and (z) in every such case in connection with the foregoing have the right to exercise all rights and powers of Grantor with respect to the Trust Property, either in Grantor's name or otherwise; or

            (f) with or without entrance upon the Premises, collect, receive, sue for and recover in its own name all Rents and cash collateral derived from the Trust Property, and after deducting therefrom all costs, expenses and liabilities of every character incurred by Secured

Party in collecting the same and in using, operating, managing, preserving and controlling the Trust Property, and otherwise in exercising Secured Party's rights under Section 6.02(e), including all amounts necessary to pay Impositions, insurance premiums and other charges in connection with the Premises, as well as compensation for the services of Secured Party and its respective attorneys, agents and employees, to apply the remainder as provided in Section 6.05; or

            (g) release any portion of the Trust Property for such consideration as Secured Party may require without, as to the remainder of the Trust Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Secured Obligations shall have been reduced by the actual monetary consideration, if any, received by Secured Party for such release and applied to the Secured Obligations, and may accept by assignment, pledge or otherwise any other property in place thereof as Secured Party may require without being accountable for so doing to any other lienholder; or

            (h) take all actions permitted under the Uniform Commercial Code in effect in the jurisdiction in which the Trust Property is located (the "UCC"); or

            (i) exercise all other rights, remedies and recourses granted under the Financing Agreements or otherwise available at law or in equity.

            In the event that Secured Party shall exercise any of the rights or remedies set forth in Sections 6.02(e) or 6.02(f), Secured Party shall not be deemed to have entered upon or taken possession of the Trust Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose under any applicable provision of law. Secured Party shall not become a Secured Party-in-possession so long as it does not enter or take actual possession of the Trust Property. Secured Party shall not be liable to account for any action taken pursuant to any such exercise other than for Rents actually received by Secured Party, nor liable for any loss sustained by Grantor resulting from any failure to let the Premises, or from any other act or omission of Secured Party except to the extent such loss is caused by the willful misconduct or bad faith of Secured Party.

            SECTION 6.03. Rights Pertaining to Sales. Subject to the provisions or other requirements of law and except as otherwise provided herein, the following provisions shall apply to any sale or sales of all or any portion of the Trust Property under or by virtue of this Article VI, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

            (a) To the maximum extent permitted under the laws of Mississippi, Trustee, as Trustee for the benefit of Secured Party, may conduct any number of sales from time to time. The power of sale set forth in Section 6.02(b) shall not be exhausted by any one or more such sales as to any part of the Trust Property which shall not have been sold, nor by any sale which is not completed or is defective in Secured Party's opinion, until the Secured Obligations shall have been paid in full.

            (b) To the maximum extent permitted under the laws of Mississippi, any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice. Without limiting the foregoing, if Secured Party shall have proceeded to enforce any right or remedy under this Deed of Trust by receiver, entry or otherwise, and such proceedings have been discontinued or abandoned for any such reason or shall have been determined adversely to Secured Party, then in every such case Grantor and Secured Party shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Secured Party shall continue as if no such proceeding had been taken.

            (c) After each sale, Trustee, as Trustee for the benefit of Secured Party, or an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Grantor in and to the property and rights sold and shall receive the proceeds of such sale or sales and apply the same as herein provided. Secured Party is hereby appointed the true and lawful attorney-in-fact of Grantor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Grantor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose Trustee or Secured Party may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more Persons with like power, Grantor hereby ratifying and confirming all that such attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Grantor, if requested by Trustee or Secured Party, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or Secured Party or such purchaser or purchasers all such instruments as may be advisable, in Trustee or Secured Party's judgment, for the purposes as may be designated in such request.

            (d) Any and all statements of fact or other recitals made in any of the instruments referred to in Section 6.03(c) given by Secured Party as to nonpayment of the Secured Obligations, or as to the occurrence of any Event of Default, or as to Secured Party having declared all or any of the Secured Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to any other act or thing having been duly done by Grantor, Trustee or Secured Party shall be taken as conclusive and binding against all Persons as to evidence of the truth of the facts so stated and recited. Trustee, as Trustee for the benefit of Secured Party, may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale.

            (e) The receipt of Secured Party for the purchase money paid at any such sale, or the receipt of any other Person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Deed of Trust or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

            (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Grantor to the fullest extent permitted by applicable law.

            (g) Upon any such sale or sales, Secured Party may bid for and acquire the Trust Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Secured Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder, the costs, fees, and expenses and any other sums which Secured Party is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

            (h) In the event that Grantor, or any Person claiming by, through or under Grantor, shall transfer or refuse or fail to surrender possession of the Trust Property after any sale thereof, then Grantor, or such Person, shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and unlawful detainer proceedings, or subject to any other right or remedy available hereunder or under applicable law.

            (i) Upon any such sale, it shall not be necessary for Secured Party or any public officer acting under execution or order of court to have present or constructively in its possession any of the Trust Property.

            (j) In the event a foreclosure hereunder shall be commenced by Trustee, as Trustee for the benefit of Secured Party, Secured Party may at any time before the sale of the Trust Property, instruct Trustee to abandon the sale, and Secured Party may institute suit for the collection of the Secured Obligations and for the foreclosure of this Deed of Trust, or in the event that Secured Party should institute a suit for collection of the Secured Obligations, and for the foreclosure of this Deed of Trust, Secured Party may at any time before the entry of final judgment in said suit dismiss the same and require Trustee, as Trustee for the benefit of Secured Party, to sell the Trust Property in accordance with the provisions of this Deed of Trust.

            SECTION 6.04. Expenses. In any proceeding, judicial or otherwise, to foreclose this Deed of Trust or enforce any other remedy of Secured Party under the Financing Agreements, there shall be allowed and included as an addition to and a part of the Secured Obligations in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred in connection with the exercise by Secured Party of any of its rights and remedies provided or referred to in Section 6.02, or any comparable provision of any other Financing Agreement, together with interest thereon at the rate or rates provided in the Loan Agreement, and the same shall be part of the Secured Obligations and shall be secured by this Deed of Trust.

            SECTION 6.05. Application of Proceeds. The purchase money, proceeds or avails of any sale referred to in Section 6.02, together with any other sums which may be held by Secured Party hereunder, whether under the provisions of this Article VI or otherwise, shall, except as herein expressly provided to the contrary, be applied as follows:

            First: To the payment of the costs and expenses of any such sale, including compensation to Secured Party, its agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Secured Party hereunder, together with interest thereon as provided herein, and all Impositions and other charges, except any Impositions or other charges subject to which the Trust Property shall have been sold.

            Second: To the payment in full of the monetary Secured Obligations (including principal, interest, premium and fees) in such order as Secured Party may elect.

            Third: To the payment of any other sums secured hereunder or required to be paid by Grantor pursuant to any provision of the Financing Agreements.

            Fourth: To the extent permitted by applicable law, to be set aside by Secured Party as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First through Third above to Secured Party, arising out of an obligation or liability with respect to which Grantor has agreed to indemnify Secured Party, but which sums are not yet due and payable or liquidated.

            Fifth: To the payment of any withholding tax requirements of the Foreign Investment in Real Property Tax Act of 1980, as amended.

            Sixth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

            SECTION 6.06. Additional Provisions as to Remedies.

            (a) No delay or omission by Trustee or Secured Party to exercise any right or remedy hereunder upon any default or Event of Default shall impair such exercise, or be construed to be a waiver of any such default or Event of Default.

            (b) The failure, refusal or waiver (by consent, waiver or otherwise) of Secured Party to assert any right or remedy hereunder upon any default or Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent default or Event of Default or other occurrence.

            (c) Secured Party shall have no obligation to pursue any rights or remedies it may have under any other agreement prior to pursuing its rights or remedies hereunder or under the other Financing Agreements.

            (d) Acceptance of any payment after the occurrence of any default or Event of Default shall not be deemed a waiver or a cure of such default or Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

            (e) In the event that Secured Party shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then Grantor and Secured Party shall be restored to their former positions and rights hereunder with respect to the Trust Property, subject to the lien hereof.

            (f) Each right of Secured Party provided for in this Deed of Trust shall be cumulative and shall be in addition to every other right provided for in this Deed of Trust or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise by Secured Party of any one or more of such rights shall not preclude the simultaneous or later exercise by Secured Party of any other such right.

            SECTION 6.07. Waiver of Rights and Defenses. To the full extent Grantor may lawfully do so, Grantor agrees with Secured Party as follows:

                  (a) Grantor will not, at any time, insist on, plead, claim or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium, redemption or reinstatement, or of any statute of limitations, and Grantor, for itself and its heirs, devisees, representatives, successors and assigns, and for any and all Persons ever claiming an interest in the Trust Property (other than Secured Party), hereby, to the extent permitted by applicable law, waives and releases all rights of redemption, reinstatement, valuation, appraisement, and notice of intention to mature or declare due the whole of the Secured Obligations and all rights to a marshaling of the assets of Grantor, including the Trust Property, or to a sale in inverse order of alienation, in the event of foreclosure of the liens and security interests created hereunder.

                  (b) Grantor shall not have or assert any right under any statute or rule of law pertaining to any of the matters set forth in
      Section 6.07(a), to the administration of estates of decedents or to any other matters whatsoever to defeat, reduce or affect any of the rights or remedies of Secured Party hereunder, including the rights of Secured Party hereunder to a sale of the Trust Property for the collection of the Secured Obligations without any prior or different resort for collection, or to the payment of the Secured Obligations out of the proceeds of sale of the Trust Property in preference to any other Person.

                  (c) If any statute or rule of law referred to in this Section
      6.07 and now in force, of which Grantor or any of its representatives, successors or assigns and such other Persons claiming any interest in the Property might take advantage despite this Section 6.07, shall hereafter be repealed or cease to be in force, such statute or rule of law shall not thereafter be deemed to preclude the application of this Section 6.07.

                  (d) Grantor shall not be relieved of its obligation to pay the Secured Obligations at the time and in the manner provided in the Financing Agreements, nor shall the lien or priority of this Deed of Trust or any other Financing Agreement be impaired by any of the following actions, non-actions or indulgences by Secured Party, each of which actions, non-actions or indulgences Secured Party may, in its discretion, take or refrain from taking:

                        (i) any failure or refusal by Secured Party to comply
            with any request by Grantor (A) to consent to any action by Grantor or (B) to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions of the Financing Agreements;

                        (ii) any release, regardless of consideration, of the
            whole or any part of the Property or any other security for the Secured Obligations, or any Person liable for payment of the Secured Obligations;

                        (iii) any waiver by Secured Party of compliance by
            Grantor with any provision of the Financing Agreements, or consent by Secured Party to the performance by Grantor of any action which would otherwise be prohibited thereunder, or to the failure by Grantor to take any action which would otherwise be required thereunder; and

                        (iv) any agreement or stipulation between Secured Party
            and Grantor, or, with or without Grantor's consent, between Secured Party and any subsequent owner or owners of the Trust Property or any other security for the Secured Obligations, renewing, extending or modifying the time of payment or the terms of the Financing Agreements (including a modification of any interest rate), and in any such event Grantor shall continue to be obligated to pay the Secured Obligations at the time and in the manner provided in the Financing Agreements, as so renewed, extended or modified, unless expressly released and discharged by Secured Party.

            (e) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, Secured Party may release any Person at any time liable for the payment of the Secured Obligations or any portion thereof or any part of the security held for the Secured Obligations and may extend the time of payment or otherwise modify the terms of the Financing Agreements, including a modification of the interest rates payable on the principal balance of the Borrowings without in any manner impairing or affecting this Deed of Trust or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Secured Obligations over any such subordinate lien, encumbrance, right, title or interest. Secured Party may resort for the payment of the Secured Obligations to any other security held by Secured Party or any of the other Secured Parties in such order and manner as Secured Party, in its discretion, may elect. Secured Party may take or cause to be taken action to recover the Secured Obligations, or any portion thereof, or to enforce any provision of the Financing Agreements without prejudice to the right of Secured Party thereafter to foreclose or cause to be foreclosed this Deed of Trust. Secured Party shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Secured Party under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Secured Party shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

            (f) Grantor hereby waives any defense to the recovery by Secured Party hereunder against Grantor or the Trust Property of any deficiency after a nonjudicial sale. Without limiting the foregoing, Grantor waives any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Grantor against Borrower or any subsidiary of Borrower or against any collateral security.

                                  ARTICLE VII

                                 Release of Lien

            SECTION 7.01. Release of Lien. If all of the Secured Obligations shall be fully satisfied, paid and performed, all Commitments shall be terminated and no Letters of Credit shall be outstanding, then and in that event only all rights and obligations hereunder shall terminate. In such event Secured Party shall, at the request of Grantor and at Grantor's expense, deliver to Grantor, in recordable form, all such documents as shall be necessary to release the Trust Property from the liens, security interests, conveyances and assignments created or evidenced hereby. In addition, to the extent transfers are permitted under the Loan Agreement, Secured Party shall release the lien of this Deed of Trust if the Premises is being transferred in accordance with the Loan Agreement.

                                  ARTICLE VIII

                              Additional Provisions

            SECTION 8.01. Provisions as to Payments. To the extent that any part of the Secured Obligations is used to pay indebtedness secured by any Permitted Liens and Claims or other outstanding lien, security interest, charge or prior encumbrance against the Trust Property or to pay in whole or in part the purchase price therefor, Secured Party shall be subrogated to any and all rights, security interests and liens held by any owner or holder of the same, whether or not the same are released. Grantor agrees that, in consideration of such payment by Secured Party, effective upon such payment Grantor shall and hereby does waive and release all demands, defenses and causes of action for offsets and payments with respect to the same.

            SECTION 8.02. Severability. If all or any portion of any provision of this Deed of Trust or any other Financing Agreements shall be held to be invalid, illegal or unenforceable in any respect or in any jurisdiction, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

            SECTION 8.03. Notices. Any notice, demand, consent, approval, direction, agreement or other communication (any "NOTICE") required or permitted hereunder shall be in writing and shall be validly given if delivered in accordance with Section 13.3 of the Loan Agreement to the parties hereto at the addresses set forth above.

            SECTION 8.04. Right to Deal. In the event that ownership of the Trust Property becomes vested in a Person other than Grantor, Secured Party may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust or the Secured Obligations in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the Secured Obligations or being deemed to have consented to such vesting.

            SECTION 8.05. Continuation of Lease

            (a) Upon the foreclosure of the lien created hereby on the Trust Property, as herein provided, any Leases then existing shall not be destroyed or terminated as a result of such foreclosure unless Secured Party or any purchaser at a foreclosure sale shall so elect by notice to the lessee in question.

            (b) If both the lessor's and the lessee's interest under any Lease which constitutes a part of the Premises shall at any time become vested in any one Person, this Deed of Trust and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Secured Party shall continue to have and enjoy all of the rights and privileges of Secured Party hereunder as to each separate estate.

            SECTION 8.06. Applicable Law. The provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Trust Property is located. All other provisions of this Deed of Trust shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

            SECTION 8.07. Sole Discretion of Secured Party.

            (a) Whenever Secured Party's judgment, consent or approval is required hereunder for any matter, or either shall have an option or election hereunder, such judgment, the decision whether or not to consent to or approve the same or the exercise of such option or election shall be in the sole discretion of Secured Party.

            (b) Notwithstanding anything contained herein to the contrary, in the event that Secured Party fails or refuses to grant consent or approval when required hereunder for any matter, the parties agree that the remedy of specific performance shall be the sole remedy of Grantor with respect to such actions and Grantor hereby waives all claims for damages with respect thereto.

            SECTION 8.08. Provisions as to Covenants and Agreements. All of Grantor's covenants and agreements hereunder shall run with the Land and time is of the essence with respect thereto.

            SECTION 8.09. Matters to be in Writing. This Deed of Trust cannot be altered, amended, modified, terminated, waived, released or discharged except in a writing signed by the party against whom enforcement is sought.

            SECTION 8.10. Submission to Jurisdiction. Without limiting the right of Secured Party to bring any action or proceeding against the undersigned or its property arising out of or relating to the Secured Obligations (an "ACTION") in the courts of other jurisdictions, Grantor hereby irrevocably submits to the jurisdiction of the state court or Federal court in the jurisdiction in which the Trust Property is located, and Grantor hereby irrevocably agrees that any Action may be heard and determined in such state or federal court. Grantor hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction. Grantor hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to its address set forth herein or by hand delivery to a person of suitable age and discretion at any such address. Such service will be complete on the date such process is so mailed or delivered.

            SECTION 8.11. Construction of Provisions. The following rules of construction shall be applicable for all purposes of this Deed of Trust and all documents or instruments supplemental hereto, unless the context otherwise requires:

            (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Deed of Trust, unless expressly otherwise designated in context. All Article, Section and Exhibit captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Deed of Trust.

            (b) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to".

            (c) The terms "Land", "Improvements", "Equipment", "Trust Property" and "Premises" shall be construed as if followed by the phrase "or any part thereof".

            (d) The term "Secured Obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof".

            (e) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.

            (f) The term "provisions", when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or".

            (g) The cover page of and all recitals set forth in, and all Exhibits to, this Deed of Trust are hereby incorporated in this Deed of Trust.

            (h) All obligations of Grantor hereunder shall be performed and satisfied by or on behalf of Grantor at Grantor's sole cost and expense.

            (i) The term "lease" shall mean "tenancy, subtenancy, lease or sublease", the term "lessor" shall mean "landlord, sublandlord, lessor and sublessor" and the term "lessee" shall mean "tenant, subtenant, lessee and sublessee".

            (j) No inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion hereof.

            SECTION 8.12. Successors and Assigns. The provisions hereof shall be binding upon Grantor and the heirs, devisees, representatives, successors and permitted assigns of Grantor, including successors in interest of Grantor in and to all or any part of the Trust Property, and shall inure to the benefit of Secured Party, the holders of the Secured Obligations and their respective heirs, successors, legal representatives, substitutes and assigns. Where two or more Persons have executed this Deed of Trust, the obligations of such Persons shall be joint and several.

            SECTION 8.13. Agency.

            (a) Agent has been appointed to act as Agent hereunder by the Lenders. Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Trust Property) in accordance with the terms of the Loan Agreement, any related agency agreement among Agent and the Lenders (collectively, as amended, supplemented or otherwise modified or replaced from time to time, the "AGENCY DOCUMENTS") and this Deed of Trust. Grantor and all other Persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Agent, without inquiry into the existence of required consents or approvals of the Lenders therefor.

            (b) Secured Party shall at all times be the same Person that is Agent under the Agency Documents. Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Agent under this Deed of Trust. Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Agent under this Deed of Trust. Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Agent under this Deed of Trust. Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent as the Secured Party under this Deed of Trust, and the retiring or removed Agent shall promptly (i) assign and transfer to such successor Agent all of its right, title and interest in and to this Deed of Trust and the Trust Property, and (ii) execute and deliver to such successor Agent such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the liens and security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Deed of Trust. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Deed of Trust and the Agency Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was the Agent hereunder.

            (c) The provisions of Article 12 of the Loan Agreement shall inure to the benefit of Agent in respect of this Deed of Trust and shall be binding upon Grantor and Secured Party in such respect.

            SECTION 8.14. Inconsistencies Among Financing Agreements. In the event that a valid and enforceable security interest has been created in any of the Trust Property under the terms of the Loan Agreement and the terms of the Loan Agreement are inconsistent with the terms of this Deed of Trust, then with respect to such Trust Property, the terms of the Loan Agreement shall be controlling in the case of Equipment and proceeds of insurance policies and the terms of this Deed of Trust shall be controlling in all other cases. With respect to any other Financing Agreement, in the event of a conflict between the provisions hereof and the provisions of such other Financing Agreement as they relate to the Trust Property, the provisions of this Deed of Trust shall control.

            SECTION 8.15. No Merger. The assignments by Grantor in favor of Secured Party herein contained and the obligations of Grantor hereunder to (a) maintain the insurance required to be maintained by Grantor hereunder and to pay all premiums in respect thereof, (b) to pay all Impositions, (c) reimburse Secured Party for all sums expended by Secured Party pursuant to this Deed of Trust to protect the lien of this Deed of Trust and to prevent waste to the Trust Property and (d) to pay interest at the Default Rate on the aforementioned sums from the date due until paid in full shall not be merged into any judgment of foreclosure and shall survive any such judgment.

            SECTION 8.16. WAIVER OF JURY TRIAL. GRANTOR (BY ITS EXECUTION AND DELIVERY HEREOF) AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) DO EACH HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVE THE RIGHT TO A TRIAL BY JURY IN EVERY JURISDICTION IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY GRANTOR OR SECURED PARTY AGAINST THE OTHER OR THEIR RESPECTIVE SUCCESSOR OR ASSIGNS IN RESPECT OF ANY MATTER ARISING OUT OF, UNDER OR CONNECTED WITH (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS DEED OF TRUST OR THE OBLIGATIONS SECURED HEREBY, AND ANY CLAIMS ASSERTING THAT THE SECURED OBLIGATIONS WERE FRAUDULENTLY INDUCED OR OTHERWISE VOID OR VOIDABLE) IN ANY MANNER WHATSOEVER THIS DEED OF TRUST, THE TRUST PROPERTY, OR ANY OF THE OTHER FINANCING AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE FINANCING AGREEMENTS. THIS WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ADVANCE THE SUMS AND EXTEND THE CREDIT SECURED HEREBY.

            SECTION 8.17 SUCCESSOR TRUSTEE. Secured Party may at any time, without giving formal notice to the original or any successor Trustee, or to Grantor, and without regard to the willingness or inability of any such Trustee to execute this trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Secured Party be a corporation, then any officer thereof may make such appointment.

                                   ARTICLE IX

                               Security Agreement

            SECTION 9.01. Security Interest. This Deed of Trust constitutes a "security agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Equipment, Fixtures, Leases, Rents, Rights and Claims, Agreements and Intangibles, Awards and all proceeds of the foregoing. To this end, and pursuant to the Financing Order, Grantor grants to Secured Party a first and prior security interest in the Equipment, Fixtures, Leases, Rents, Rights and Claims, Agreements and Intangibles, Awards, all proceeds thereof and all other Trust Property which is personal property (excluding in each case any Excluded Property), subject only to Permitted Liens and Claims, to secure the payment and performance of the Secured Obligations, and agrees that Secured Party shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Secured Party with respect to the Equipment, Fixtures, Leases, Rents, Rights and Claims, Agreements and Intangibles, Awards, and any proceeds thereof sent to Grantor at least five (5) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

            SECTION 9.02. Financing Statements. Grantor hereby irrevocably authorizes Secured Party to cause UCC financing statements and any such other documents and instruments to be recorded and filed in form and substance satisfactory to Secured Party, such documents and instruments as Secured Party may, from time to time, reasonably consider necessary to create, perfect and preserve Secured Party's security interest hereunder, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor's jurisdiction of organization is the State of Mississippi. After the date hereof, Grantor shall not change its name, type of organization, organizational identification number (if any), jurisdiction of organization or location without giving at least thirty (30) days' prior written notice to Secured Party.

                                   ARTICLE X

                                 Fixture Filing

            SECTION 10.01. Fixture Filing. A portion of the Trust Property is or is to become fixtures upon the Premises. Grantor covenants and agrees that the filing of this Deed of Trust in the real estate records of the county in which the Trust Property is located shall also operate from the time of filing as a fixture filing with respect to all goods constituting part of the Trust Property which are or are to become fixtures related to the real estate described herein. For such purpose, the following information is set forth:

            (a)  Name and Address of Debtor:

                 Hancock Fabrics, Inc.
                 One Fashion Way
                 Baldwyn, Mississippi 38824

            (b)  Name and Address of Secured Party:

                 Wachovia Bank, National Association, as agent for the Lenders Heritage Square II, Suite 1050
                 5001 LBJ Freeway
                 Dallas, Texas 75244

            (c)  This document covers goods which are or are to become fixtures.

            (d)  The record owner of the fee interests in the Land is Grantor.

            Grantor represents and warrants that the employer identification number of Grantor is 64-0740905 and the organizational identification number of Grantor is 2118546.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the undersigned has executed this Deed of Trust as of the day first set forth above.

                                           GRANTOR:

Signed, sealed and delivered
In the presence of:

                                           HANCOCK FABRICS, INC., a Delaware
                                           corporation.

_____________________________              By: _________________________________
Name: _______________________                  Name:  __________________________
                                               Title: __________________________

_____________________________
Name: _______________________              By: _________________________________
                                               Name:  __________________________
                                               Title: __________________________

STATE OF MISSISSIPPI       )
                           ) ss.:
COUNTY OF LEE              )

PERSONALLY APPEARED before me, the undersigned authority in and for the aforesaid county and state, on this ______ day of June, 2005, within my jurisdiction, the within named ________________________ and ______________________________________________, who acknowledged that [he/she]
is ___________________ and [he/she] is ___________________, respectively, of
Hancock Fabrics, Inc., a Delaware corporation, and that for and on behalf of the corporation, and as its act and deed, they executed the above and foregoing instrument after first having been duly authorized by the corporation so to do.

                                                     ______________________
                                                     NOTARY PUBLIC

My commission expires:

Schedule of Exhibits

Exhibit A: Description of the Land

                                    EXHIBIT A

                             Description of the Land

Tract No.1

Commencing at the Northeast corner of the Southwest Quarter of Section 10, Township 7 South, Range 6 East, Lee County, Mississippi. Thence North 00 degrees 02 minutes 36 seconds West 37.06 feet; thence South 89 degrees 32 minutes 59 seconds West 1411.89 feet to the centerline of U.S. Highway No. 45; thence South 89 degrees 32 minutes 42 seconds West 199.06 feet, to the West line of the Lee County right-of-way, for a Point of Beginning. Thence South 02 degrees 18 minutes 15 seconds West along the West line of a right of way deeded to Lee County 647.50 feet to the North right of way of One Fashion Way; thence North 88 degrees 22 minutes 05 seconds West along said North line 951.00 feet to the East right of way of Lee County Road No. 911; thence North 00 degrees 36 minutes 44 seconds East along said East line 170.63 feet to a right of way marker; thence South 86 degrees 13 minutes 10 seconds East 248.98 feet to an iron pin; thence North 00 degrees 08 minutes 37 seconds West along an old fence 449.00 feet to an iron pin; thence South 88 degrees 32 minutes 01 seconds East along an old fence and the South line of the CDF property 392.75 feet to an iron pin; thence North 84 degrees 28 minutes 08 seconds East along said line 272.04 feet to an iron pin; thence North 89 degrees 32 minutes 10 seconds East along said line 64.12 feet to the Point of Beginning, and containing 11.111 acres. Lying and being in the East half of Section 10, Township 7 South, Range 6 East, Lee County, Mississippi.

Tract No.2

Commencing at the Northeast corner of the Southwest Quarter of Section 10, Township 7 South, Range 6 East, Lee County, Mississippi. Thence North 00 degrees 02 minutes 36 seconds West 37.06 feet; thence South 89 degrees 32 minutes 59 seconds West 1411.89 feet to the centerline of U.S. Highway No. 45; thence South 89 degrees 32 minutes 42 seconds West 199.06 feet to the West line of the Lee County right-of-way; thence South 02 degrees 18 minutes 15 seconds West along the West line of a right of way deeded to Lee County 747.51 feet to the South right of way of One Fashion Way, for a Point of Beginning. Thence South 02 degrees 18 minutes 15 seconds West along said West line 339.50 feet to an iron pin; thence South 88 degrees 08 minutes 43 seconds East 20.00 feet to an iron pin; thence South 02 degrees 18 minutes 15 seconds West along said West line
906.53 feet to an iron pin; thence South 88 degrees 08 minutes 43 seconds East
30.00 feet to a right of way marker; thence South 00 degrees 44 minutes 05 seconds East along the West right of way of U.S. Highway No. 45, a distance of
600.75 feet to an iron pin; thence South 02 degrees 07 minutes 40 seconds West along said West line 120.00 feet to an iron pin; thence South 22 degrees 49 minutes 10 seconds West along said West line 451.44 feet to a right of way marker; thence South 72 degrees 03 minutes 18 seconds West along said West line
108.98 feet to a right of way marker; thence South 71 degrees 10 minutes 56 seconds West along the North side of Lee County Road No. 2788, a distance of 466.61

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feet to an iron pin; thence South 69 degrees 39 minutes 17 seconds West along said line 249.55 feet to the East right of way of Lee County Road No. 911; thence North 01 degrees 04 minutes 46 seconds East along said East line 671.86 feet to an iron pin; thence North 00 degrees 16 minutes 14 seconds West along said East line 648.46 feet to an iron pin; thence North 00 degrees 57 minutes 11 seconds West along said East line 966.10 feet to a right of way marker; thence North 01 degrees 27 minutes 53 seconds East along said East line 395.19 feet to an iron pin, on the South right of way of One Fashion Way; thence South 88 degrees 22 minutes 05 seconds East along said South line 948.05 feet to the Point of Beginning, and containing 53.385 acres. Lying and being in the Southwest Quarter of Section 10, and the Northwest Quarter of Section 15, Township 7 South, Range 6 East, Lee County, Mississippi.